SCHEDULE 14A
                                    (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ________)

Filed by the Registrant  _X_

Filed by a Party other than the Registrant  ___

Check the appropriate box:

     _ _  Preliminary Proxy Statement   ___  Confidential, For Use of the
                                             Commission Only (as Permit-
                                             ted by Rule 14a-6(e)(2))

     _X_ Definitive Proxy Statement

     ___ Definitive Additional Materials

     ___ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
________________________ROSEVILLE COMMUNICATIONS COMPANY _____________________
                (Name of Registrant as Specified in Its Charter)
______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     _X_  No fee required.

     ___  Fee computed on table below per Exchange Act
          Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
______________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
______________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
______________________________________________________________________________

     (5)  Total fee paid:
______________________________________________________________________________

     ___  Fee paid previously with preliminary materials.

     ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
______________________________________________________________________________

     (2)  Form, Schedule of Registration Statement No.:
______________________________________________________________________________

     (3)  Filing Party:
______________________________________________________________________________

     (4)  Date Filed:
______________________________________________________________________________

                        ROSEVILLE COMMUNICATIONS COMPANY

                           NOTICE AND PROXY STATEMENT
                                       For
                      Action to be Taken by Written Consent
                      In Lieu of a Meeting of Shareholders

TO THE SHAREHOLDERS:

     Attached hereto is a Proxy Statement which solicits the written consent of the shareholders of Roseville Communications Company (the "Company") to authorize an amendment of the Company's Bylaws (the "Proposal") to approve a change in the size of the Board of Directors from the current provision which fixes the number at five (5). If the Proposal is approved, the size of the Board would be a variable number not less than five (5) nor more than nine (9) directors, with the initial number to remain at five (5). Thereafter, a change in the number of directors within the established minimum and maximum could be effected by action of the Board of Directors or shareholders. Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of the Company.

     Attached to the Proxy Statement as Appendix A is a Consent Resolution which provides for approval of the Proposal. The procedure for indicating approval of the Consent Resolution is described in the attached Proxy Statement. Only shareholders of record as of the close of business on November 28, 1997 are entitled to execute the Consent Resolution.

     We sincerely appreciate your continued support.

                              Respectfully  Submitted,

                              /s/ROBERT L. DOYLE
                              Robert L. Doyle,
                              Chairman of the Board

Roseville, California
December    5    , 1997

                        ROSEVILLE COMMUNICATIONS COMPANY

                                  P.O. BOX 969
                               211 LINCOLN STREET
                          ROSEVILLE, CALIFORNIA  95678
                               December    5    , 1997


                                 PROXY STATEMENT
                    FOR SHAREHOLDER ACTION BY WRITTEN CONSENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Roseville Communications Company (hereinafter called the Company) of the written consent of shareholders to approve a proposal (the "Proposal") to amend the Bylaws of the Company to provide for a change to a variable rather than a fixed number of Directors. If the Proposal is approved, the number of Directors would remain at the current number of five (5) until modified, all as described below. Any shareholder may revoke his or her written consent at any time prior to its use by written communication to the Secretary
of the Company on or before January    6    , 1998.  The approximate date of
mailing to shareholders of the Notice and Proxy Statement is
December    5    , 1997.

     In the Proposal, the Company is seeking shareholder approval of an amendment to the Company's Bylaws to provide that the number of Directors of the Company shall be not less than five (5) nor more than nine (9), with the exact number of Directors to be five (5) until changed as provided in the amended Bylaws. The Company's Bylaws currently provide for a fixed number of five (5) Directors.

     Attached to the Proxy Statement as Appendix A is a Consent Resolution (the "Consent Resolution") which provides for approval of the Proposal. The procedure for indicating approval of the Consent Resolution is described in detail in this Proxy Statement.

                                VOTING SECURITIES

     The matter being submitted for shareholder approval is to be acted upon by written consent, without a meeting, rather than by a vote held at a meeting.
The Company has only one class of voting security, its Common Stock, entitled to one vote per share. Only shareholders of record at 5:00 o'clock P.M. on November 28, 1997, will be entitled to execute the Consent Resolution. As of the close of business on November 19, 1997, there were 15,358,720 shares of the Company's Common Stock outstanding. On November 19, 1997, no person was known by the Company to be the beneficial owner of more than five percent of its issued and outstanding Common Stock, except as follows:

     NAME AND ADDRESS             AMOUNT AND NATURE     PERCENT OF
    OF BENEFICIAL OWNER        OF BENEFICIAL OWNERSHIP     CLASS
    --------------------       -----------------------  ----------
   Roseville Telephone Company        1,686,162(1)         11.0%
   Retirement Supplement Plan
   P.O. Box 969
   Roseville, California  95678
__________

(1)  Shared voting and investment power.

     Approval of the Proposal requires the execution of the Consent Resolution by a majority of the outstanding shares of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information regarding Directors and executive officers of the Company as of October 31, 1997:

                                                          SHARES OF
                                                           COMPANY    PERCENT
                                                         BENEFICIALLY    OF
        NAME                      TITLE                    OWNED (1)   CLASS
        ----                      -----                   ----------   -----
   Robert L. Doyle(2)     Chairman of the Board;           320,779      2.1%
                           Director
   Brian H. Strom(3)      Director; President and Chief      9,542       *
                           Executive Officer
   Thomas E. Doyle(2)     Director; Vice President and     294,580      1.9%
                           Secretary-Treasurer
   Ralph E. Hoeper        Director                          45,031       *

   John R. Roberts III    Director                          11,966       *

   Michael D. Campbell    Executive Vice President and       8,686       *
                           Chief Financial Officer
   Jay B. Kinder(4)       Vice President, Customer           1,275       *
                           Service-Roseville Telephone
                           Company
   Rulon D. Blackburn(5)  Vice President, Network            6,157       *
                           Services-Roseville
                           Telephone Company
   Philip D. Germond(6)   Vice President, Marketing          1,270       *
                           -Roseville Telephone Company

   All Directors and                                       699,286      4.6%
   Officers as
   a group (9 persons)

_________________
*  Less than 1.0%

(1) Each beneficial owner has shared voting and investment power unless otherwise noted.

(2)  Robert L. Doyle and Thomas E. Doyle are brothers.

(3) Included in Brian H. Strom's share ownership figure are 7,465 shares in respect of which he has sole voting and investment power.

(4) Included in Jay B. Kinder's share ownership figures are 1,175 shares in respect of which he has sole voting and investment power.

(5) Included in Rulon Blackburn's share ownership figure are 85 shares in respect of which he has sole voting and investment power.

(6) Included in Philip D. Germond's share ownership figure are 1,270 shares in respect of which he has sole voting and investment power.

                        SOLICITATION OF WRITTEN CONSENTS

     Under California law and the Company's Bylaws, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. The matter being considered by the shareholders is being submitted for action by written consent, rather than by votes cast at a meeting. Attached to this Proxy Statement as Appendix A is the text of the Consent Resolution being submitted for shareholder adoption by written consent. The Consent Resolution provides for the approval of the Proposal which is more fully described under the caption "PROPOSAL TO AMEND THE COMPANY'S BYLAWS"
below.  The Consent Resolution will be effective on January    6    , 1998, if
sufficient written consents thereto are received by that date (the "Effective Date"). Written consents must be received by the Company on or before the Effective Date.

     Shareholders are being requested to indicate approval of and consent to the adoption of the Consent Resolution by executing the enclosed Consent Card and by checking the box which corresponds to the action the shareholder wishes to take. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL OF AND CONSENT TO THE ADOPTION OF THE CONSENT RESOLUTION. The text of the Consent Resolution has not been set out on the Consent Card because of space limitations. Nevertheless, signing and indicating approval on the Consent Card will be deemed to be written consent to the adoption of the Consent Resolution.

     Execution of the Consent Resolution by execution of the Consent Card will constitute your approval of the Proposal as a shareholder of the Company. The discussion and descriptions in this Proxy Statement are qualified in their entirety by reference to the full text of the Consent Resolution. Shareholders who do not approve and consent to the adoption of the Consent Resolution by execution of the Consent Card will nonetheless be bound by the Consent Resolution if sufficient written consents are received by the Company on or before the Effective Date to approve the Consent Resolution.

     The Board of Directors requests that each shareholder execute, date and mail or deliver the Consent Card to the Company at the following address:

                        Roseville Communications Company
                               211 Lincoln Street
                               Roseville, CA 95678

                         REVOCATION OF WRITTEN CONSENTS

     Any Consent Card executed and delivered by a shareholder may be revoked by delivering written notice of such revocation prior to the Effective Date to the Company at the address set forth below. Consent Cards may not be revoked after the Effective Date.

                        Roseville Communications Company
                               211 Lincoln Street
                               Roseville, CA 95678


                     PROPOSAL TO AMEND THE COMPANY'S BYLAWS

     The Company's Board of Directors has adopted resolutions which declare the advisability of, and submit to the shareholders for authorization and approval, the proposal ("Proposal") to amend the Company's Bylaws and, in particular,
Section 3.02 thereof, to provide that the number of Directors of the Company shall be not less than five (5) nor more than nine (9). In addition, adoption of the Proposal will fix the exact number of Directors at five (5) until changed, within the limits specified above, by an amendment of the proposed new
Section 3.02 of the Bylaws adopted by the Board of Directors or the shareholders. The Company's Bylaws currently provide for the fixed number of five (5) Directors. The proposed amended language of Section 3.02 of the Bylaws is set forth in the Consent Resolution attached at Appendix A hereto.

     California law provides that the bylaws of a corporation (unless a provision is contained in the articles of incorporation) shall set forth the number of directors of a corporation (a so-called fixed board consistent with the Company's historical practice) or, instead, that the number of directors shall be not less than a stated minimum nor more than a stated maximum (which in no case shall be greater than two times the stated minimum minus one) (a so-called variable board as proposed in the Consent Resolution).

     For many years the affairs of the Company have been managed by a five person Board of Directors. With the affairs of the Company expanding and the continuing growth in the Company's operations, the Board of Directors believes it is in the best interests of the Company and it shareholders to provide the Board of Directors, assuming adoption of an amended Bylaw establishing a variable Board, with the flexibility of determining the appropriate number of Directors based upon the affairs and operations of the Company and the identification of appropriate candidates for the Board of Directors. While there is no assurance that the Board of Directors would act to increase the size of Board, assuming the adoption of the Proposal, the modification to the Company's Bylaws would permit such action prior to the Company's next Annual Meeting of Shareholders scheduled for June 19, 1998, and avoid a delay if the Board of Directors determined both that the Company's interests would be better served by an increased number of Directors and that the Board has identified qualified candidates.

                               COST OF SOLICITATION

     The total cost of preparing, assembling and mailing the Proxy Statement and any additional material intended to be furnished to shareholders currently with the proxy statement, and any additional material relating to the subject matter furnished to shareholders subsequent to the furnishing of the Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers and other nominees for costs incurred by them in mailing the Proxy Statement and any additional material intended to be furnished to shareholders. In addition, officers and regular employees may solicit proxies by telephone or in person.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received by the Company not later than January 6, 1998 to be considered for inclusion in the Company's proxy statement.

Roseville, California, December    5    , 1997.

                              By Order of the Board of  Directors




                                 /s/ROBERT L. DOYLE
                                   Robert L. Doyle
                                   Chairman of the Board

                                   APPENDIX A

     WHEREAS, the Bylaws of this Corporation and the General Corporation Law of California provide that any action which may be taken in any meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions to be taken, is signed by the holders of outstanding shares having not less than a minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that question were present and voting; and

     WHEREAS, the Bylaws of this Corporation may be amended or repealed by the vote or written consent of holders of a majority of outstanding shares entitled to vote.

     NOW, THEREFORE, BE IT RESOLVED:

     That the actions expressed in the following resolutions be and the same hereby are taken by the shareholders of this Corporation.

          WHEREAS, the Board of Directors has approved and submitted, pursuant
     to the Proxy Statement dated December    5    , 1997 ("Proxy Statement"),
     to the shareholders for their approval an amendment to this Corporation's Bylaws to amend the same to provide for a variable Board of Directors with not less than five (5) nor more than nine (9) directors, with the initial number to be fixed at five (5); and

          WHEREAS, the undersigned stockholder has reviewed and carefully considered the Proxy Statement;

          NOW, THEREFORE, BE IT RESOLVED:

          That Section 3.02 of this Corporation's Bylaws is hereby amended to read in full as follows:

          "3.02. NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be five (5) until changed, within the limits specified above, by an amendment of this Section 3.02, duly adopted by the board of directors or by the shareholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon."

          RESOLVED FURTHER, that if sufficient written consents are not received
     on or before January    6    , 1998 these resolutions shall be of no
     force and effect; and

          RESOLVED FURTHER, that the foregoing resolutions shall be deemed to have been consented to by those shareholders of this Corporation who execute and deliver to the Corporation the Consent Card accompanying the Proxy Statement, and the executed Consent Cards, together with this Consent Resolution, shall constitute one Consent Resolution binding upon this Corporation and its shareholders.

                      ROSEVILLE COMMUNICATIONS COMPANY

                                  CONSENT CARD


The undersigned shareholder by checking the box below takes the following identified action with respect to the Consent Resolution:

(1) Approval of the Consent Resolution Amending the Bylaws of Roseville Communications Company:

     FOR ___          AGAINST ___

     all as set forth in the Notice and Proxy Statement dated December    5    ,
     1997, the receipt of which is hereby acknowledged.

WHERE NO SPECIFICATION IS MADE, THE SHARES WILL BE DEEMED TO HAVE CONSENTED TO THE APPROVAL OF THE CONSENT RESOLUTION.

Dated:  _______ day of _________________, 199__.

Signed:

___________________________________

___________________________________
Signature of    Shareholder(s)

PLEASE DATE    CONSENT CARD     AND SIGN EXACTLY AS NAME OR NAMES APPEAR
   ABOVE    .  IF STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS,
EACH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.




           YOUR VOTE IS IMPORTANT, PLEASE FILL IN AND RETURN PROMPTLY